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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                            FORM 8-K

                          CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) June 15, 1998


	American Express Credit Account Master Trust
                 (Issuer in respect of the
     Class A Series 1996-1 6.80% Asset Backed Certificates,
     Class B Series 1996-1 6.95% Asset Backed Certificates,
    Class A Series 1997-1 6.40% Asset Back Certificates and
      Class B Series 1997-1 6.55% Asset Back Certificates)


                American Express Centurion Bank
         Co-Originator of the Trust and a Transferor
         ----------------------------------------------------
        (Exact name of registrant as specified in its charter)

          Utah                    000-20787-01         11-2869526
----------------------------      ------------         ----------
(State or other jurisdiction      (Commission        (IRS Employer
    of incorporation)             File Number)       Identification No.)

6985 Union Park Center, Midvale, Utah                    84047
-------------------------------------                    -----
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code   (801) 565-5000
                                                     --------------

        American Express Receivables Financing Corporation II
           Co-Originator of the Trust and a Transferor
        -----------------------------------------------------
        Delaware                   000-20787           13-3854638
----------------------------       ---------           ----------
(State or other jurisdiction      (Commission        (IRS Employer
    of incorporation)             File Number)       Identification No.)

200 Vesey Street, New York, New York                      10285
------------------------------------                      -----
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code   (212) 640-4473
                                                     -------------
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Item 5.  Other Events

A.	Monthly Servicer's Certificate.

	On May 16, 1996, the Trust issued $865,000,000 Class A Series 1996-1 6.80% Asset Backed Certificates and $60,000,000 Class B Series 1996-1 6.95% Asset Backed Certificates (the "1996-1 Class A Certificates" and the "1996-1 Class B Certificates", respectively, and collectively, the "Series 1996-1 Certificates"), offered pursuant to a Prospectus Supplement dated May 9, 1996 to Prospectus dated May 9, 1996 and issued under the Pooling and Servicing Agreement (the "Agreement") dated as of May 16, 1996, and the Series 1996-1 Supplement dated as of May 16, 1996, to the Agreement (the "Series 1996-1 Supplement"). Interest on the Series 1996-1 Certificates accrues from May 16, 1996 and is payable on July 15, 1996 and on the fifteenth day of each month thereafter (or, if such fifteenth day is not a business day, the immediately succeeding business day) (each, a "Distribution Date"). Principal with respect to the 1996-1 Class A Certificates and the 1996-1 Class B Certificates is scheduled to be distributed on the May 2001 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1996-1 Supplement.

	On August 7, 1997, the Trust issued $865,000,000 Class A Series 1997-1 6.40% Asset Back Certificates and $60,000,000 Class B Series 1997-1 6.55% Asset Back Certificates (the "1997-1 Class A Certificates" and the "1997-1 Class B Certificates", respectively, and collectively, the "Series 1997-1 Certificates"), offered pursuant to a Prospectus Supplement dated Au gust 21, 1997 to Prospectus dated August 21, 1997 and issued under the Agreement dated as of May 16, 1996, and the Series 1997-1 Supplement dated as of August 7, 1997, to the Agreement (the "Series 1997-1 Supplement"). Interest on the Series 1997-1 Certificates accrues from August 28, 1997 and is payable on October 15, 1997 and on the fifteenth day of each month thereafter -- which is the Distribution Date as described above. Principal with respect to the 1997-1 Class A Certificates and the 1997-1 Class B Certificates is scheduled to be distributed on the September 2002
Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1997-1 Supplement.

	The Monthly Servicer's Certificate dated June 10, 1998 for the June 15, 1998 Distribution Date covering the Monthly Period April 26, 1998 to May 25, 1998, is filed as Exhibit 20.1 to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

           (a)  Not applicable.

           (b)  Not applicable.

           (c)  Exhibits:

         20.1 Series 1996-1 and Series 1997-1 Monthly Servicer's Certificate dated June 10, 1998 for the June 15, 1998 Distribution Date.

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                                    SIGNATURES
                                    ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  June 15, 1998


					AMERICAN EXPRESS CREDIT ACCOUNT
					MASTER TRUST


					By:     /s/ Rhonda Halpern
						_________________________
					Name:   Rhonda Halpern
					Title:  Chief Financial Officer and
						    Treasurer




					AMERICAN EXPRESS RECEIVABLES
					FINANCING CORPORATION II, TRANSFEROR


					By:     /s/ Leslie R. Scharfstein
						_________________________
					Name:   Leslie R. Scharfstein
					Title:  President
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                                EXHIBIT INDEX
                                -------------

Designation	        Description                                   Page
-----------             -----------                                   ----

Exhibit 20.1      Series 1996-1 and Series 1997-1 Monthly Servicer's    5
                  Certificate dated June 10, 1998 for the June 15,
                  1998 Distribution Date.
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